Exhibit 10.4

FORM OF SUPPLEMENTAL DEED

Dated                      2004

SUPPLEMENTAL DEED

relating to credit facilities of up to

£2,250,000,000 (to be reduced to committed credit facilities of

£2,030,000,000, together with uncommitted facilities of £125,000,000)

among

TELEWEST COMMUNICATIONS PLC

Telewest

TELEWEST COMMUNICATIONS NETWORKS LIMITED

Borrower

TELEWEST COMMUNICATIONS NETWORKS LIMITED

and CERTAIN SUBSIDIARIES

and ASSOCIATED PARTNERSHIPS

TCN Entities

TELEWEST GLOBAL, INC.

Telewest Global

TELEWEST UK LIMITED

Telewest UK

BANK OF AMERICA INTERNATIONAL LIMITED

BNY MARKETS LIMITED

BARCLAYS CAPITAL

BAYERISCHE HYPO-UND VEREINSBANK AG

CIBC WORLD MARKETS PLC

CREDIT SUISSE FIRST BOSTON

DEUTSCHE BANK AG LONDON

J.P. MORGAN

THE ROYAL BANK OF SCOTLAND PLC

CITIGROUP GLOBAL MARKETS LIMITED

TD BANK EUROPE LIMITED

WESTLB AG, LONDON BRANCH

And

FORTIS BANK S.A./N.V.

Lead Arrangers

CERTAIN BANKS AND FINANCIAL INSTITUTIONS

Lenders

CIBC WORLD MARKETS PLC

and CANADIAN IMPERIAL BANK OF COMMERCE

Agents

CIBC WORLD MARKETS PLC

New Security Trustee and Existing Security Trustee

Contents

Clause		Page

1	Interpretation	2

2	Amendments to the Original Credit Agreement and the Finance Documents	3

3	Waivers and consents under the Finance Documents	4

4	Representations and warranties	4

5	Facility D Lenders	5

6	Facility C	5

7	Fees and expenses	5

8	Prepayment, Cancellation and Conversion	5

9	Miscellaneous	7

10	Governing law	7

Schedule 1			9
Part A	–	The Charging Subsidiaries	9
Part B	–	The Associated Partnerships	12
Part C	–	The Lead Arrangers	14
Part D	–	The Lenders	15

Schedule 2 Loan Agreement			19

Schedule 3 Schedule 1 of the TCN Debenture			20

Schedule 4			25
Part A	–	Waivers and consents to the Finance Documents on the Transfer Effective Date	25
Part B	–	Waivers and consents to the Finance Documents on the Equitisation Effective Date	27
Part C	–	Waivers and consents to the Finance Documents on the Recapitalisation Supplemental Deed Effective Date	28

THIS SUPPLEMENTAL DEED is dated [•] 2004 and made

BETWEEN:

(1)	TELEWEST COMMUNICATIONS PLC as Telewest;

(2)	TELEWEST COMMUNICATIONS NETWORKS LIMITED as Borrower;

(3)	THE SUBSIDIARIES OF TCN set out in part A of Schedule 1 as Charging Subsidiaries;

(4)	THE ASSOCIATED PARTNERSHIPS OF TCN set out in part B of Schedule 1 as Charging Partnerships;

(5)	TELEWEST GLOBAL, INC. as Telewest Global;

(6)	TELEWEST UK LIMITED as Telewest UK;

(7)	THE BANKS AND FINANCIAL INSTITUTIONS whose names and addresses are set out in part C of Schedule 1 as Lead Arrangers;

(8)	THE BANKS AND FINANCIAL INSTITUTIONS whose names and addresses are set out in part D of Schedule 1 as Lenders;

(9)	CIBC WORLD MARKETS PLC and CANADIAN IMPERIAL BANK OF COMMERCE as the Agents;

(10)	CIBC WORLD MARKETS PLC as Existing Security Trustee; and

(11)	CIBC WORLD MARKETS PLC as New Security Trustee.

WHEREAS:

(A)	This Supplemental Deed is supplemental to (i) a loan agreement dated 16 March 2001 made between TCN as Facility A Borrower (1), TCN as Facility B Borrower (2), TCN as Facility C Borrower (3), TCN and Telewest Finance Corporation as Facility D Borrowers (4), the Subsidiaries of TCN set out in part A of Schedule 1, thereto (5), the Associated Partnerships of TCN set out in part C of Schedule 1 thereto (6), BNY Markets Limited, CIBC World Markets plc, TD Bank Europe Limited, Barclays Capital, Bayerische Hypo-und Vereinsbank AG, Credit Suisse First Boston, Deutsche Bank AG London, The Fuji Bank, Limited, JPMorgan Chase Bank (formerly J.P. Morgan plc), The Royal Bank of Scotland plc, Salomon Brothers International Limited, Westdeutsche Landesbank Girozentrale, Fortis Bank S.A./N.V. and Bank of America International Limited as Lead Arrangers (7), certain banks and financial institutions described therein as Lenders (8), CIBC World Markets plc and Canadian Imperial Bank of Commerce as Agents (9) and CIBC World Markets plc as Existing Security Trustee (10) (the “Original Credit Agreement”) and (ii) a Deed of Subordination dated 16 March 2001 made between Telewest and CIBC Word Markets plc as the Existing Security Trustee (the “Original Telewest Deed of Subordination”).

(B)	The parties to this Supplemental Deed have agreed that (i) the Original Credit Agreement be amended and waived to the extent set out in this Supplemental Deed, (ii) the Original Telewest Deed of Subordination be amended to the extent set out in this Supplemental Deed and (iii) the Security Documents referred to at clauses 2.3 and 2.4 be amended to the extent set out in this Supplemental Deed.

NOW IT IS HEREBY AGREED as follows:

1	Interpretation

1.1	Definitions in Restated Agreement

Capitalised words and expressions used in this Supplemental Deed shall, unless the context otherwise requires and save as defined below, have the meanings given to them in the Restated Agreement or, if not defined in the Restated Agreement, the Restated Intercreditor Deed. In this Supplemental Deed, unless the context otherwise requires:

“Equitisation Effective Date” means, provided that such date occurs after the Transfer Effective Date and prior to the Recapitalisation Supplemental Deed Effective Date, the date on which the Agent notifies TCN (for and on behalf of the TCN Entities), Telewest Global, Telewest UK, Telewest and the Lenders that it has received the documents and evidence in part C of Schedule 3, paragraphs 43 and 63 of the Restated Agreement in form and substance satisfactory to the Agent;

“Original Intercreditor Deed” means an intercreditor deed dated 16 March 2001 and made between TCN (1), Telewest Finance Corporation (2) Telewest (3), the companies set out in schedule 1 thereto as Original Charging Subsidiaries (4), the partnerships set out in schedule 2 thereto as Original Charging Partnerships (5), CIBC World Markets plc as Security Trustee (6), the Lead Arrangers (7), CIBC World Markets plc as UK Agent (8), Canadian Imperial Bank of Commerce as US Agent (9), the banks and financial institutions whose names and addresses are set out in schedule 4 thereto as Lenders (10), the companies described therein as Lessors (11), The Cable Corporation Limited and The Yorkshire Cable Group Limited as Lessees (12), the banks and financial institutions described therein as Original Hedge Counterparties (13), Crosby Sterling Limited (14) and Lloyds Leasing Limited as agent for the Lessors (15);

“Original Facility A Commitment” means the Facility A Commitment as defined in the Original Credit Agreement;

“Original Facility B Commitment” means the Facility B Commitment as defined in the Original Credit Agreement;

“Original Facility C Commitment” means the Facility C Commitment as defined in the Original Credit Agreement;

“Original Facility B Outstandings” means the Facility B Outstandings as defined in the Original Credit Agreement;

“Recapitalisation Supplemental Deed Effective Date” means provided that the Transfer Effective Date and the Equitisation Effective Date have occurred the later of (i) the date on which the Agent notifies TCN (for and on behalf of the TCN Entities), Telewest Global, Telewest UK, Telewest and the Lenders that it has received all the documents and evidence in part C of schedule 3 of the Restated Agreement in form and substance satisfactory to the Agent (including, without limitation, the documents and evidence in part C of Schedule 3 paragraphs 13, 14, 16, 25, 27, 28, 33 and 62) and (ii) the date on which an office copy of the court order sanctioning the scheme of arrangement of Telewest is delivered to the registrar of companies for registration;

“Restated Agreement” means, prior to the Recapitalisation Supplemental Deed Effective Date, the Original Credit Agreement as it will be amended and waived pursuant to this Supplemental Deed and, with effect from the Recapitalisation Supplemental Deed Effective Date, the Original Credit Agreement as amended and waived pursuant to this Supplemental Deed;

“Restated Deed of Subordination” means the Deed of Subordination dated 16 March 2001 given by Telewest in favour of the Existing Security Trustee as amended pursuant to this Supplemental Deed;

“Restated Intercreditor Deed” means, prior to the Transfer Effective Date, the Original Intercreditor Deed as it will be amended and waived pursuant to the Intercreditor Deed Supplemental Deed and, with effect from the Transfer Effective Date, the Original Intercreditor Deed as amended and waived pursuant to the Intercreditor Deed Supplemental Deed;

“Supplemental Deed” means this Supplemental Deed; and

“Transfer Effective Date” means the date on which the Agent notifies TCN (for and on behalf of the TCN Entities), Telewest Global, Telewest UK, Telewest and the Lenders that it has received the documents and evidence in part C of Schedule 3 paragraphs 1-12 (inclusive), 15, 17-24 (inclusive), 26, 29-32 (inclusive), 34-42 (inclusive), 44-61 (inclusive) of the Restated Agreement in form and substance satisfactory to the Agent, provided that such date shall occur before the Recapitalisation Supplemental Deed Effective Date and the Equitisation Effective Date.

1.2	Interpretation of Original Credit Agreement

References in the Original Credit Agreement to “this Agreement” shall, with effect from the Recapitalisation Supplemental Deed Effective Date and unless the context otherwise requires, be references to the Original Credit Agreement as amended by this Supplemental Deed and words such as “herein”, “hereof”, “hereunder”, “hereafter”, “hereby” and “hereto”, where they appear in the Original Credit Agreement shall be construed accordingly.

1.3	Incorporation of certain references

Clauses 1.3, 1.4 and 1.5 of the Original Credit Agreement shall be deemed to be incorporated in this Supplemental Deed in full, mutatis mutandis.

1.4	Contracts (Rights of Third Parties) Act 1999

No terms of this Supplemental Deed are enforceable under the Contracts (Rights of Third Parties) Act 1999 by a person who is not a party to this Supplemental Deed.

1.5	Effect as a deed

This Deed is intended to take effect as a deed notwithstanding that the Finance Parties may have executed it under hand only.

2	Amendments to the Original Credit Agreement and the Finance Documents

2.1	With effect from the Recapitalisation Supplemental Deed Effective Date, the Original Credit Agreement shall be amended so as to read as set out in Schedule 2 and all obligations in the Original Credit Agreement will be superseded as of the Recapitalisation Supplemental Deed Effective Date and replaced by the obligations set out in the Restated Agreement attached at Schedule 2 hereto.

2.2	With effect from the Recapitalisation Supplemental Deed Effective Date, the Original Telewest Deed of Subordination shall be amended so as to read as set out in Schedule 7 of the Restated Agreement and all obligations in the Original Telewest Deed of Subordination will be superseded as of the Recapitalisation Supplemental Deed Effective Date and replaced by the obligations set out in the Restated Deed of Subordination attached at Schedule 7 of the Restated Agreement.

2.3	With effect from the Recapitalisation Supplemental Deed Effective Date, the TCN Debenture shall be amended as follows:

(i)	Schedule 1 shall be deleted in its entirety and replaced by the Schedule attached at Schedule 3 hereto; and

(ii)	clause 11.1 shall be amended by deleting the words “the Secured Obligations shall be immediately due and payable and”.

2.4	With effect from the Recapitalisation Supplemental Deed Effective Date, clause 8.1 of the Telewest Loan Assignment, clause 8.1 of the Share Charge, clause 6.1 of each Bond and Floating Charge and clause 8.1 of each Share Pledge, shall be amended by deleting in their entirety the words “the Secured Obligations shall be immediately due and payable and”.

2.5	Without prejudice to the generality of clause 2.1, the parties to this Supplemental Deed agree that Canadian Imperial Bank of Commerce shall resign from its appointment as US Agent with effect from the Transfer Effective Date, notwithstanding the fact that such resignation is not in accordance with clause 19.11 of the Original Credit Agreement and in particular that no successor US Agent will be appointed.

2.6	By their execution of this Supplemental Deed, each of the Charging Entities specifically acknowledges and accepts the terms of this Supplemental Deed and its Schedules and, for the avoidance of doubt, each Charging Entity agrees that the Security Documents to which it is a party and its obligations thereunder shall remain in full force and effect and the rights of the Beneficiaries and/or the New Beneficiaries thereunder shall not be prejudicially affected notwithstanding the amendments made to the Original Credit Agreement pursuant to this Supplemental Deed.

3	Waivers and consents under the Finance Documents

3.1	With effect from the Transfer Effective Date, the Lenders (i) waive the breaches (if any) of the Finance Documents set out in part A of Schedule 4 to the extent of the matters set out in part A of Schedule 4 which have occurred or will occur on or before the Transfer Effective Date and (ii) consent to the extent required under the Finance Documents to the transactions set out in part A of Schedule 4 to the extent of the matters set out in part A of Schedule 4 which have occurred or will occur on or before the Transfer Effective Date.

3.2	With effect from the Equitisation Effective Date, the Lenders (i) waive the breaches (if any) of the Finance Documents set out in part B of Schedule 4 to the extent of the matters set out in part B of Schedule 4 which have occurred or will occur on or before the Equitisation Effective Date and (ii) consent to the extent required under the Finance Documents to the transaction set out in part B of Schedule 4 to the extent of the matters set out in part B of Schedule 4 which have occurred or will occur on or before the Equitisation Effective Date.

3.3	With effect from the Recapitalisation Supplemental Deed Effective Date, the Lenders (i) waive the breaches (if any) of the Finance Documents set out in part C of Schedule 4 to the extent of the matters set out in part C of Schedule 4 which have occurred or will occur on or before the Recapitalisation Supplemental Deed Effective Date and (ii) consent to the extent required under the Finance Documents to the transaction set out in part C of Schedule 4 to the extent of the matters set out in part C of Schedule 4 which have occurred or will occur on or before the Recapitalisation Supplemental Deed Effective Date.

3.4	The occurrence of the Equitisation Effective Date, the Transfer Effective Date and the Recapitalisation Supplemental Deed Effective Date are each subject to the condition that the Agent shall have received the documents and evidence set out in such definitions in form and substance satisfactory to the Agent. These conditions are inserted solely for the benefit of the Lenders and may be waived on their behalf in whole or in part and with or without conditions by the Agent acting on the instructions of all the Lenders.

4	Representations and warranties

4.1	The representations and warranties in clauses 9.1 and 9.2 of the Restated Agreement shall be deemed to be repeated by such TCN Entity in respect of itself on and as of the date of the Supplemental Deed and the Recapitalisation Supplemental Deed Effective Date.

4.2	The representations and warranties in clause 5.1 of each Deed of Subordination shall be deemed to be repeated by each of Telewest, Telewest UK and Telewest Global in respect of itself on and as of the date of the Supplemental Deed and the Recapitalisation Supplemental Deed Effective Date.

5	Facility D Lenders

Each Facility D Lender hereby agrees that:

5.1	if there is a refinancing of the entire Senior Indebtedness on or prior to the Facility A Repayment Date, the Facility B Repayment Date or (as the case may be) the Facility C Repayment Date, it shall accept such refinancing provided that all amounts outstanding under Facility D are satisfied in full at par upon the date of such refinancing.

5.2	if there is a refinancing of the entire Senior Indebtedness it shall release the Security Trustee Security provided that, to the extent that it has continuing claims and obligations under the refinancing, there is granted replacement security acceptable to it in its absolute discretion of at least an equivalent nature, value and ranking to the Security granted under the Security Trustee Security Documents.

6	Facility C

Each TCN Entity party to any pooling agreement, guarantee or similar arrangement entered into in connection with Facility C and the Ancillary Facilities Letter (the “Facility C Arrangements”) hereby acknowledges the amendments made to Facility C and the Ancillary Facilities Letters and confirms that the obligations of the TCN Entities under the Facility C Arrangements shall be continuing obligations and the liability of such TCN Entities under the Facility C Arrangements shall not be released or reduced in any manner.

7	Fees and expenses

7.1	Fees

The Borrower shall pay to the Agent (for and on behalf of the Lenders) an amendment fee of an amount set out in an amendment fee letter dated on or about the date of this Deed.

7.2	Expenses

The Borrower shall pay to the Agent on the Recapitalisation Supplemental Deed Effective Date all reasonable expenses (including legal, other professional, printing and out of pocket expenses) incurred by the Lenders, the Agent, the Existing Security Trustee and the New Security Trustee in connection with the negotiation, preparation (including reasonable due diligence) and execution of this Supplemental Deed and any document referred to herein or in part C of Schedule 3 to the Restated Agreement together with interest at the rate referred to in clause 5.10 of the Restated Agreement from the date falling 30 days after the date of demand for payment of such expense to the date of payment (as well after as before judgment).

7.3	Stamp and other duties (general)

TCN shall (i) pay all stamp, documentary, registration or other like duties or taxes (including any duties or Taxes payable by the Finance Parties) imposed on or in connection with this Supplemental Deed and any document referred to herein or in part C of Schedule 3 to the Restated Agreement and (ii) shall indemnify the Finance Parties against any liability arising by reason of delay or omission by TCN to pay such duties or Taxes.

8	Prepayment, Cancellation and Conversion

8.1	TCN hereby gives notice to the Agent that, and the parties hereby agree that, on the Recapitalisation Supplemental Deed Effective Date:

8.1.1	TCN shall make the payment of £160,000,000 referenced in paragraph 29 of part C of Schedule 3 of the Restated Agreement to the Agent which shall be applied in prepayment of Facility A and Facility B in the manner set out in clause 8.1.4;

8.1.2	£95,000,000 of Facility B shall be cancelled and upon such cancellation taking effect the Original Facility B Commitment of each Lender shall be reduced proportionately save that, for the purposes of this clause 8.1.2 only, a Lender’s Original Facility C Commitment shall be added to such Lenders’ Original Facility B Commitment when determining the proportion of the Original Facility B Commitment to be reduced;

8.1.3	Part of the Original Facility B Outstandings shall convert to Facility B Outstandings (as such term is defined in the Restated Agreement) so that the Facility B Outstandings (as such term is defined in the Restated Agreement) shall reflect the amounts set out in column 2 of part E of Schedule 1 of the Restated Agreement;

8.1.4	Payments referred to in clause 8.1.1 shall be applied:

(a)	in prepayment in full of the Facility B Outstandings pursuant to clause 8.1.3 and simultaneously therewith each Lender shall assume the Facility B Commitment set out in column 2 of part E of Schedule 1 of the Restated Agreement as a Facility B Lender;

(b)	by way of a £20,000,000 part prepayment of the Facility A Outstandings (as such term is defined in the Original Credit Agreement) such prepayment to reduce the Original Facility A Commitment of each Facility A Lender pro rata. In accordance with clause 7.12.1 of the Original Credit Agreement, no amounts prepaid in respect of Facility A may be reborrowed and such prepayment shall operate as a cancellation of the relevant Original Facility A Commitments on the Recapitalisation Supplemental Deed Effective Date.

8.1.5	Upon the cancellation pursuant to clause 8.1.2, the conversion pursuant to clause 8.1.3 and the prepayments pursuant to clause 8.1.4, the remainder of the Original Facility B Outstandings shall convert to and be aggregated with the Facility A Outstandings (as such term is defined in the Restated Agreement) and that part of Facility B (as such term is defined in the Original Credit Agreement) so converted shall form part of Facility A (as such term is defined in the Restated Agreement) and the Facility A Commitment and Facility A Contribution (each such term as defined in the Restated Agreement) of each Facility A Lender shall become the Facility A Commitment and Facility A Contribution set out in column 1 of part E of Schedule 1 of the Restated Agreement.

8.1.6	Facility D1 and Facility D3 shall be cancelled and Facility D2 shall thereafter be called “Facility D” and the Facility D Commitment and Facility D Contribution (as each such term is defined in the Restated Agreement) of each Facility D Bank shall become the Commitment and Contribution as set out in column 4 of part E of Schedule 1 of the Restated Agreement.

8.2	Each of the steps set out in clause 8.1.1, 8.1.2, 8.1.3, 8.1.4 and 8.1.6 shall happen simultaneously on the Recapitalisation Supplemental Deed Effective Date and each of the steps set out in clause 8.1 is conditional upon all steps in clause 8.1 having occurred and accordingly if all such steps are not completed on the Recapitalisation Supplemental Deed Effective Date none of them shall be deemed to have occurred.

8.3	On the Recapitalisation Supplemental Deed Effective Date, following the completion of the steps set out in clause 8.1, the Agent shall distribute to the Lenders the payments received by it pursuant to clause 8.1.1 to reflect such steps so that the Facility A Commitment, Facility A Contribution, Facility B Commitment, Facility C Commitment and Facility D Commitment of each Lender is as set out in part E of Schedule 1 of the Restated Agreement.

8.4	For the purpose of this clause 8 only, all parties hereto agree to the order of such prepayments notwithstanding clause 7.11 of the Original Credit Agreement.

8.5	Other than to the extent set out in clause 7, no fees shall be payable in connection with the reduction, cancellation, prepayment and conversion described in clause 8.1 and for interest calculation purposes, each Advance under Facility A constituted by clause 8.1.5 shall be deemed to have been drawn down on the first day of the then current Interest Period for the relevant existing Advance under Facility B (as such term is defined in the Original Credit Agreement) for an Interest Period identical to such current Interest Period and interest shall accrue on each such Advance under Facility A accordingly.

8.6	The Margin in respect of each Interest Period in respect of each Advance outstanding on the Recapitalisation Supplemental Deed Effective Date, shall be adjusted with effect from the Recapitalisation Supplemental Deed Effective Date in accordance with the proviso set out in sub-paragraph (i) of clause 5.2.1 of the Restated Agreement.

9	Miscellaneous

9.1	Continuation of Original Credit Agreement

Save as amended and waived by this Supplemental Deed, the provisions of the Original Credit Agreement and the Original Telewest Deed of Subordination shall continue in full force and effect and the Original Credit Agreement or (as the case may be) the Original Telewest Deed of Subordination and the relevant provisions of this Supplemental Deed shall be read and construed as one instrument.

9.2	Counterparts

This Supplemental Deed may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original but all counterparts shall together constitute one and the same instrument.

9.3	Finance Documents

The parties to this Supplemental Deed agree that this Supplemental Deed shall be a Finance Document for the purposes of the Original Credit Agreement and the Restated Agreement.

9.4	Partial Invalidity

The illegality, invalidity or unenforceability of any provision of this Supplemental Deed under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction, nor shall it affect the legality, validity or enforceability of any other provision.

10	Governing law

10.1	Law

This Supplemental Deed is governed by and shall be construed in accordance with English law.

10.2	Submission to Jurisdiction

Telewest, Telewest Global, Telewest UK and each TCN Entity agree for the benefit of the Finance Parties that any legal action or proceedings in connection with this Supplemental Deed against Telewest, Telewest Global, Telewest UK or any TCN Entity or any of their respective assets may be brought in the English courts. Telewest, Telewest Global, Telewest UK and each TCN Entity irrevocably and unconditionally submit to the jurisdiction of such courts and in the case of the TCN Entities which are not incorporated or organised under the laws of England, irrevocably designate, appoint and empower TCN at present of Export House, Cawsey Way, Woking Surrey GU21 6QX and in the case of Telewest Global irrevocably designates, appoints and empowers Law Debenture Corporate Services Limited at present of Fifth Floor, 100 Wood Street, London EC2V 7EX to receive for them and on their behalf, service of process issued out of the English courts in any legal action or proceedings arising out of or in connection with this

Supplemental Deed. The submission to such jurisdiction shall not (and shall not be construed so as to) limit the right of the Finance Parties to take proceedings against any of Telewest, Telewest Global, Telewest UK or any TCN Entity to enforce any judgment obtained in any court referred to in this clause 10.2 in any jurisdiction in which any of the assets of Telewest, Telewest Global, Telewest UK or any TCN Entity are situated, nor shall the taking of proceedings in any one or more jurisdiction referred to in this clause 10.2 preclude the taking of proceedings in any other such jurisdiction, whether concurrently or not.

10.3	Inconvenient Forum

Telewest, Telewest Global, Telewest UK and each TCN Entity irrevocably waives any objection it may have now or hereafter to the laying of venue of any action or proceedings in any court of jurisdiction referred to in clause 10.2 and any claim it may have now or hereafter that any action or proceedings brought in such courts or jurisdiction has been brought in an inconvenient forum.

IN WITNESS whereof the parties to this Supplemental Deed have caused this Supplemental Deed to be duly executed the day and year first above written.

Schedule 1

Part A - The Charging Subsidiaries

(1) COMPANY NAME	(2) COMPANY NUMBER
Birmingham Cable Corporation Limited	2170379
Birmingham Cable Finance Limited	60972
Birmingham Cable Limited	2244565
Bravo TV Limited	02342064
Cable Camden Limited	01795642
Cable Enfield Limited	02466511
Cable Hackney & Islington Limited	01795641
Cable Haringey Limited	01808589
Cable London Limited	01794264
Central Cable Holdings Limited	3008567
Crystal Palace Radio Limited	01459745
Flextech Broadband Limited	04125315
Flextech Broadcasting Limited	04125325
Filegale Limited	2804553
Flextech (1992) Limited	01190025
Flextech (Travel Channel) Limited	03427763
Flextech Children’s Channel Limited	02678881
Flextech Communications Limited	02588902
Flextech Digital Broadcasting Limited	03298737
Flextech Family Channel Limited	02856303
Flextech Interactive Limited	03184754
Flextech IVS Limited	02678882
Flextech Media Holdings Limited	02678886
Flextech Rights Limited	02981104
Flextech Television Limited	02294553
Flextech Video Games Limited	02670821

(1) COMPANY NAME	(2) COMPANY NUMBER
General Cable Group Limited	2872852
General Cable Holdings Limited	2798236
General Cable Limited	2369824
Imminus Limited	1785381
IVS Cable Holdings Limited	41688
Maidstone Broadcasting	02721189
Middlesex Cable Limited	2460325
Sheffield Cable Communications Limited	2465953
Southwestern Bell International Holdings Limited	2378768
Starstream Limited	01733724
Telewest Communications (Central Lancashire) Limited	1737862
Telewest Communications (Cotswolds) Limited	1743081
Telewest Communications (Dundee & Perth) Limited	SC096816
Telewest Communications (Liverpool) Limited	1615567
Telewest Communications (London South) Limited	1697437
Telewest Communications (Midlands and North West) Limited	2795350
Telewest Communications (Midlands) Limited	1882074
Telewest Communications (Motherwell) Limited	SC121617
Telewest Communications (North East) Limited	2378214
Telewest Communications (North West) Limited	2321124
Telewest Communications (Scotland Holdings) Limited	SC150058
Telewest Communications (Scotland) Limited	SC80891
Telewest Communications (South East) Limited	2270764
Telewest Communications (South Thames Estuary) Limited	2270763
Telewest Communications (South West) Limited	2271287
Telewest Communications (St. Helens & Knowsley) Limited	2466599
Telewest Communications (Tyneside) Limited	2407676
Telewest Communications (Wigan) Limited	2451112

(1) COMPANY NAME	(2) COMPANY NUMBER
Telewest Communications Cable Limited	2883742
Telewest Communications Group Limited	2514287
Telewest Communications Holdings Limited	2982404
Telewest Communications (Nominees) Limited	2318746
Telewest Limited	03291383
Telewest Parliamentary Holdings Limited	2514316
The Cable Corporation Limited	2075227
Theseus No. 1 Limited	2994027
Theseus No. 2 Limited	2994061
UK Living Limited	02802598
United Artists Investments Limited	02761569
Windsor Television Limited	1745542
Yorkshire Cable Communications Limited	2490136
The Yorkshire Cable Group Limited	2782818
Eurobell (Holdings) Limited	29404215
Eurobell (Sussex) Limited	2272340
Eurobell (South West) Limited	1796131
Eurobell (West Kent) Limited	2886001
Eurobell (IDA) Limited	3373001
Eurobell Internet Services Limited	3172207
Eurobell CPE Limited	2742145
Eurobell Limited	2983427
EMS Investments Limited	3373057
Eurobell (No.2) Limited	3405634
Eurobell (No.3) Limited	3006948
Eurobell (No.4) Limited	2983110

Part B - The Associated Partnerships

(1) PARTNERSHIP NAME	(2) PRINCIPAL PLACE OF BUSINESS
Avon Cable Joint Venture	700 Waterside Drive Aztec West Almondsbury Bristol BS12 4ST

Avon Cable Limited Partnership	700 Waterside Drive Aztec West Almondsbury Bristol BS12 4ST

Cotswolds Cable Limited Partnership	Concord House, Staverton Technology Park, Staverton, Cheltenham, Gloucestershire GL51 6TQ

Edinburgh Cable Limited Partnership	1 South Gyle Crescent Lane Edinburgh EH2 9EG

Estuaries Cable Limited Partnership	Communications House, Scimitar Park, Courtauld Park, Basildon, Essex SS1 1ND

London South Cable Partnership	Communications Centre 5 Factory Lane Croydon Surrey

TCI/US WEST Cable Communications Group	Genesis Business Park, Albert Drive, Woking, Surrey GU21 5RW

Telewest Communications (London South) Joint Venture	Communications Centre 5 Factory Lane Croydon Surrey

Telewest Communications (Cotswolds) Venture	Network Centre Staverton Technology Park Staverton Cheltenham Gloucestershire GL51 6TQ

Telewest Communications (North East) Partnership	Communications House, 1 Duke’s Way West, Team Valley, Gateshead, County Durham NE11 6EG

(1) PARTNERSHIP NAME	(2) PRINCIPAL PLACE OF BUSINESS
Telewest Communications (Scotland) Venture	1 South Gyle Crescent Lane Edinburgh EH2 9EG

Telewest Communications (South East) Partnership	Communications House, Scimitar Park, Courtauld Park, Basildon, Essex SS1 1ND

Tyneside Cable Limited Partnership	Communications House, 1 Duke’s Way West, Team Valley, Gateshead, County Durham NE11 6EG

United Cable (London South) Limited Partnership	Communications Centre 5 Factory Lane Croydon Surrey

Part C - The Lead Arrangers

Bank of America International Limited	1 Alie Street, London E1 8DE

Barclays Capital	5 The North Colonnade, Canary Wharf, London E14 4BB

Bayerische Hypo-und Vereinsbank AG	Vintners Place, 68 Upper Thames Street, London EC4V 3BJ

BNY Markets Limited	One Canada Square, London E14 5AL

CIBC World Markets Plc	Cottons Centre, Cottons Lane, London SE1 2QL

CITIGROUP GLOBAL Markets Limited (formerly Salomon Brothers International Limited)	33 Canada Square, Canary Wharf, London E14 5LB

Credit Suisse First Boston	1-5 Cabot Square, London E14 4QR

Deutsche Bank AG, London	Winchester House, 1 Great Winchester Street, London EC2N 2DB

Fortis Bank S.A./N.V.	Camomile Court, 23 Camomile Street, London EC3A 7PP

J.P. Morgan	125 London Wall, London EC2Y 5AJ

The Royal Bank of Scotland plc	Corporate and Institutional Banking (Technology, Media & Telecom) 8th Floor, 135 Bishopsgate, London EC2M 3UR

TD Bank Europe Limited	Triton Court, 14/18 Finsbury Square, London EC2A 1DB

WestLB AG, London Branch (formerly Westdeutsche Landesbank Girozentrale)	51 Moorgate, London EC2R 6AE

Part D - The Lenders

Name, address and contact details

ABC International Bank plc	1-5 Moorgate, London EC2R 6AB Contact: Naeem Sethi

AMP Nominees Ltd (Hendersons)	C/o Henderson Global Investors, 4 Broadgate, London EC2M 2DA Contact: Julian Green

Bank of America, N.A.	1 Alie Street, London E1 8DE Contact: Richard Woods

The Bank of New York	One Canada Square, London E14 5AL Contact: Cilla Housego, Loans Administration

The Governor and Company of The Bank of Scotland	Project & Specialised Industries Finance Orchard Brae House Level 2 30 Queensferry Road Edinburgh EH4 2UG Contact: Alan Hogarth

Barclays Bank PLC	5 The North Colonnade, Canary Wharf, London E14 4BB Contact: Ian Stewart

Bayerische Hypo-und Vereinsbank AG	Vintners Place 68 Upper Thames Street London EC4V 3BJ Contact: Martin Self

Bayerische Landesbank Girozentrale,	Bavaria House 13/14 Appold Street London EC2A 2NB Contact: David Mellotte

Canadian Imperial Bank of Commerce, London Branch	Cottons Centre, Cottons Lane, London SE1 2QL Contact: Supervisor, Corporate Lending Middle Office

Citibank, N.A.	33 Canada Square, Canary Wharf, London E14 5LB Contact: Graham Thrower/Paul House

Name, address and contact details

CIT Group Structured Finance (UK) Limited	66 Buckingham Gate, London SW1E 6AU Contact: Iain Hunter

Credit Lyonnais	Broadwalk House, 5 Appold St, London EC2A 2DA Contact: Katy Brown

Credit Suisse First Boston	1-5 Cabot Square, London E14 4QR Contact: Team 1/Loan Services

Debt Strategies Fund, Inc. (Merrill Lynch)	[•]

Deutsche Bank AG, London	Winchester House, 1 Great Winchester Street, London EC2N 2DB Contact: N J Whelan/Elizabeth Keegan

Dresdner Bank AG London Branch	Riverbank House 2 Swan Lane London EC4R 3UY Contact: Philip McDonald/Aidan O’Byrne

Fleet National Bank	39 Victoria Street London SW1H 0ED Contact: Lisa Verdigi/Julie Onions

Fortis Bank S.A./N.V.	Camomile Court, 23 Camomile Street, London EC3A 7PP Contact: Wayne Robertson

GE Capital Structured Finance Group Ltd	Clarges House 6-12 Clarges Street London W1J 8DH Contact: Stefano Cavalleri

General Electric Capital Corporation	120 Long Ridge Road Stamford CT 06927 Contact: Bhupesh Gupta/Stefano Cavalleri

Goldman Sachs Credit Partners L.P.	Peterborough Court, 133 Fleet St, London EC4A 2BB Contact: Julian Salisbury

Name, address and contact details

ING Bank N.V.	Bijlmerplein 888 1102 MG Amsterdam The Netherlands Contact: Annelies Hartog/Rene Versendaal

JPMorgan Chase Bank (formerly The Chase Manhattan Bank)	125 London Wall London EC2Y 5AJ Contact: Stephen Marford/Steve Clarke

Lehman Commercial Paper Inc.	One Broadgate, London EC2M 7HA Contact: Stephen Hodges

Merrill Lynch Global Investment Series: Income Strategy Portfolio	[•]

Merrill Lynch Credit Products LLC	[•]

National Westminster Bank plc	Corporate & Institutional Banking (Technology, Media & Telecom) 8th Floor 135 Bishopsgate London EC2M 3UR Contact: David Ellis

NM Rothschild	New Court, St Swithin’s Lane, London EC4P 4DU Contact: Alina Addison

Coöperatieve Centrale Raiffeisen- Boerenleenbank B.A. (Rabobank International, London Branch)	Thames Court, One Queenhithe, London EC4V 3RL Contact: William Hendriks

The Royal Bank of Scotland plc	Corporate & Institutional Banking (Technology, Media & Telecom) 8th Floor 135 Bishopsgate London EC2M 3UR Contact: David Ellis

Scotiabank Europe plc	Scotia House 33 Finsbury Square London EC2A 1BB Contact: Joanne Coombs/Stephen Caller

Name, address and contact details

Skandinaviska Enskilda Banken (Publ)	Kungsträdgards-gatan 8 106-40 Stockholm Sweden Contact: Peter Bergengren

SPCP (Silverpoint (Capital))	C/o Silverpoint Capital, 600 Steamboat Rd, Greenwich CT, 06830 Contact: Tim Babitch

The Toronto- Dominion Bank	Triton Court, 14/18 Finsbury Square, London EC2A 1DB Contact: Sala Fitt

Westdeutsche Landesbank Girozentrale	51 Moorgate, London EC2R 6AE Contact: Carly Baker/Michelle Phillips

Schedule 2

Loan Agreement

[Insert Restated Facility Agreement here]

Schedule 3

Schedule 1 of the TCN Debenture

Part A - English Companies - Original Charging Subsidiaries

(1) COMPANY NAME	(2) COMPANY NUMBER	(3) SHAREHOLDER	(4) NO. OF SHARES

Telewest Communications Group Limited	2514287	Telewest Communications Holdings Ltd	2 Ordinary

Telewest Communications Cable Limited	2883742	Telewest Ltd	1,001,244,940 Ordinary

Telewest Communications Holdings Limited	2982404	TCN	100 Ordinary

Telewest Parliamentary Holdings Limited	25614316	Telewest Communications Holdings Ltd	2 Ordinary

Theseus No 1 Limited	2994027	Telewest Communications Cable Ltd	100,000 Ordinary

Theseus No 2 Limited	2994061	Telewest Communications Cable Ltd	100,000 Ordinary

Telewest Communications (Cotswolds) Limited	1743081	Telewest Communications (Nominees) Limited (on behalf of TC/US West Cable Communications Group	300,000 Ordinary A 600 Ordinary B

		Theseus No. 1 Ltd.	37,500 Ordinary A 75 Ordinary B

		Theseus No. 2 Ltd.	37,500 Ordinary A 75 Ordinary B

Telewest Communications (Midlands and North West) Limited	2795350	Telewest Ltd.	516,615,260 Ordinary

Southwestern Bell International Holdings Limited	2378768	Telewest Communications (Midlands & North West)	109,348,680 Ordinary

Telewest Communications (Midlands) Limited	1882074	Southwestern Bell International Holdings Ltd.	87,826 Ordinary

Telewest Communications (North West) Limited	2321124	Southwestern Bell International Holdings Ltd.	114,298 Ordinary

Telewest Communications (Wigan) Limited	2451112	Telewest Communications (North West) Ltd	15,117,731 Ordinary

Telewest Communications (Central Lancashire) Limited	1737862	Telewest Communications (North West) Ltd.	22,544,826 Ordinary

Telewest Communications (Liverpool) Limited	1615567	Cable Communications Limited Telewest Communications (North West) Ltd.	250,251 Ordinary 20,772,125 Ordinary

Telewest Communications (St. Helens & Knowsley) Limited	2466599	Telewest Communications (North West) Ltd.	2 Ordinary

Telewest Communications (London South) Limited	1697437	Crystal Palace Radio Limited Theseus No. 1 Limited Theseus No. 2 Limited United Cable (London South) Ltd. Partnership	415,490 Ordinary 52,149 Ordinary 52,148 Ordinary 1,389,794 Ordinary

(1) COMPANY NAME	(2) COMPANY NUMBER	(3) SHAREHOLDER	(4) NO. OF SHARES

Telewest Communications (South West) Limited	2271287	Telewest Communications (Nominees) Limited on behalf of TCI/US West Cable Communications Group	4,835,181 Ordinary

Birmingham Cable Corporation Limited	2170379	Telewest Ltd.	51,073,486 Ordinary

Birmingham Cable Limited	2244565	Birmingham Cable Corporation Ltd	2 Ordinary

Central Cable Holdings Limited	3008567	Birmingham Cable Corporation Ltd	2 Ordinary

General Cable Limited	2369824	Telewest Communications Networks Limited	366,453,843 Ordinary

General Cable Holdings Limited	2798236	Telewest Ltd Warrant to Bearer (on register 4 Jul 96)	100 Deferred Shares 6,187,735 Ordinary (US $1) 71,295,618 Ordinary (US$1)

The Cable Corporation Limited	2075227	General Cable Holdings Limited	18,225,389 Ordinary 1,000,000 B Ordinary 2 Special

Windsor Television Limited	1745542	The Cable Corporation Limited	3,305,716 Ordinary

Middlesex Cable Limited	2460325	The Cable Corporation Ltd	2 Ordinary

The Yorkshire Cable Group Limited	2782818	General Cable Holdings Limited	88,950,048 Ordinary 10p 88,950,048 Ordinary US$0.01 88,950,048 Deferred

Sheffield Cable Communications Limited	2465953	The Yorkshire Cable Group Limited	1,530,750 Ordinary

Yorkshire Cable Communications Limited	2490136	The Yorkshire Cable Group Limited	51,808,773 Ordinary

Filegale Limited	2804553	General Cable Holdings Ltd	339,000 Ordinary 10p 172,890 C Ordinary 10p

Imminus Limited	1785381	Filegale Limited	1000 Ordinary

General Cable Group Limited	2872852	General Cable Holdings Limited	1 Ordinary

Cable London Limited	01794264	Telewest Ltd	54,021,202 A Ordinary 1,551,714 B Ordinary

Cable Hackney & lslington Limited	01795641	Cable London Limited (formerly Cable London PLC)	1,200 Ordinary

Cable Camden Limited	01795842	Cable London Limited (formerly Cable London PLC)	1,200 Ordinary

Cable Enfield Limited	02466511	Cable London Limited (formerly Cable London PLC)	1,200 Ordinary

Cable Haringey Limited	01808589	Cable London Limited (formerly Cable London PLC)	1,200 Ordinary

Telewest Limited	03291383	Telewest Communications Networks Limited	7,732,635 Ordinary

(1) COMPANY NAME	(2) COMPANY NUMBER	(3) SHAREHOLDER	(4) NO. OF SHARES

Flextech Broadband Limited (formerly Cheltrading 283 Limited)	4125315	Telewest Communications Networks Limited	1,670,600,007 Ordinary

Flextech Broadcasting Limited (formerly Cheltrading 284 Limited)	4125325	Telewest Communications Networks Limited	1,131,810,002 Ordinary

Flextech (1992) Limited	01190025	Flextech Broadband Limited (formerly Cheltrading 283 Ltd.)	550,104,472 Ordinary

Flextech IVS Limited	02678882	Flextech (1992) Ltd. Flextech Media Holdings Limited	10 Ordinary 990 Ordinary

Flextech Rights Limited	02981104	Flextech Broadband Limited (formerly Cheltrading 283 Ltd)	2 Ordinary

UK Living Limited	02802598	Flextech Broadcasting Limited (formerly Cheltrading 284 Ltd.	93,501 Ordinary 42,499 Ordinary

United Artists Investments Limited	02761569	TCN	2 non-voting 100 voting

Flextech Digital Broadcasting Limited	03298737	TCN	2 Ordinary

Starstream Limited	01733724	Flextech Broadcasting Limited (formerly Cheltrading 284 Ltd.)	20,000 A Ordinary 8,451,100 B Ordinary 2,741,256 C Ordinary

Bravo TV Limited	02342064	Flextech Broadcasting Limited (formerly Cheltrading 284 Ltd.)	2 Ordinary

Maidstone Broadcasting	02721189	Flextech Broadcasting Limited (formerly Cheltrading 284 Ltd.)	6,394,000 Ordinary

Flextech Media Holdings Limited	02678886	Flextech (1992) Limited	990 Ordinary 10 Ordinary

Flextech Children’s Channel Limited	02678881	Flextech Media Holdings Limited	1000 Ordinary

Flextech Video Games Limited	02670821	TCN	2 Ordinary

Flextech Communications Limited	02588902	Flextech Children’s Channel Limited Flextech (1992) Limited	21 Deferred Ordinary 6,121,786 A Ordinary 2,991,256 B Ordinary

Flextech Family Channel Limited	02856303	Flextech Media Holdings Limited	2 Ordinary

Flextech Television Limited	02294553	Flextech Broadband Limited (formerly Cheltrading 283 Limited)	100 Ordinary

Flextech Interactive Limited	03184754	Flextech Broadband Limited (formerly Cheltrading 283 Limited)	2 Ordinary

Flextech (Travel Channel) Limited	03427763	Telewest Communications Networks Limited	2 Ordinary

(1) COMPANY NAME	(2) COMPANY NUMBER	(3) SHAREHOLDER	(4) NO. OF SHARES

Telewest Communications (North East) Limited	2378214	Telewest Communications (Nominees) Limited on behalf of TCI/US West Cable Communications Group	1,000 Ordinary

Telewest Communications (South East) Limited	2270764	Telewest Communications (Nominees) Limited TCI/US West Cable Communications Group	1 Ordinary 1 Ordinary

Telewest Communications (South Thames Estuary) Limited	2270763	Telewest Communications (Nominees) Limited TCI/US West Cable Communications Group	1 Ordinary 1 Ordinary

Crystal Palace Radio Limited	01459745	TCl/US West Cable Communications	757,951 Ordinary

Telewest Communications (Tyneside) Limited	2407676	Telewest Communications (North East) Limited	2 Ordinary

Part B - Acceding Chargors

Eurobell (Holdings) Limited	2904215	Telewest Limited	63,818,186 Ordinary 6,980,889 12.5% Cumulative Redeemable Pref. 3,555,000 10.03% Cumulative Redeemable Pref.

Eurobell Limited	2983427	Eurobell (Holdings) Limited	1 Ordinary

Eurobell (IDA) Limited	3373001	Eurobell (Holdings) Limited	1 Ordinary

Eurobell (No 2) Limited	3405634	Eurobell Limited	1 Ordinary

Eurobell (No 3) Limited	3006948	Eurobell Limited	1,430,042 Ordinary

Eurobell (No 4) Limited	2983110	Eurobell Limited	2 Ordinary

Eurobell (South West) Limited	1796131	Eurobell (Holdings) Limited	4,500,000 Ordinary

Eurobell (Sussex) Limited	2272340	Eurobell (Holdings) Limited	4,500,000 Ordinary

Eurobell (West Kent) Limited	2886001	Eurobell (Holdings) Limited	2 Ordinary

Eurobell (CPE) Limited	2742145	Eurobell (Holdings) Limited	2 Ordinary

Eurobell Internet Services Limited	3172207	Eurobell (Holdings) Limited	1 Ordinary

EMS Investments Limited	3373057	Eurobell (IDA) Limited	1 Ordinary

Telewest Communications (Nominees) Limited	2318746	Telewest Communications Holdings Limited	2 Ordinary

Part C - Scottish Companies

Telewest Communications (Dundee & Perth) Limited	SC096816	Telewest Communications Scotland Holdings Limited (CIBC)	17,560,989 Ordinary

Telewest Communications (Motherwell) Limited	SC121617	Telewest Communications Scotland Holdings Limited (CIBC)	8,637,702 Ordinary

Telewest Communications (Scotland) Limited	SC80891	Telewest Communications Scotland Holdings Ltd (CIBC)	480,000 Ordinary

Telewest Communications (Scotland Holdings) Limited	SC150058	Telewest Ltd (CIBC)	48,236,221 Ordinary

Part D - Jersey Companies

IVS Cable Holdings Limited	41688	Flextech Broadband Limited (formerly Cheltrading 283 Limited Flextech (1992) Limited	70,352 Ordinary 6,337 Ordinary

Birmingham Cable Finance Limited	60972	Birmingham Cable Limited	[175,000] Cumulative Redeemable Preference Shares 20 Ordinary [to be confirmed by Jersey counsel]

Schedule 4

Part A - Waivers and consents to the Finance Documents

on the Transfer Effective Date

Composite Guarantee and Debenture dated 16 March 2001 (the “Composite Guarantee and Debenture”)

1	Clause 16.3.2 (Subsidiaries) in respect of the representation given in Clause 16.3.2 (Subsidiaries) of the Composite Guarantee and Debenture.

2	Clause 16.3.4 (Repetition) on an ongoing basis until the Recapitalisation Supplemental Deed Effective Date in respect of the representation given in Clause 16.3.2 (Subsidiaries) of the Composite Guarantee and Debenture.

Telewest Subordination Deed dated 16 March 2001

3	Clause 2.1.3 (Restricted Payments) in respect of the cancellation of certain intercompany loans owed by TCN to Telewest as set out in Part 1, A, Step Number 1 of the agreed form steps and documentation paper produced by Freshfields Bruckhaus Deringer (the “Steps Paper”).

Telewest Assignment of Loans dated March 2001

4	Clause 2.2.1 (Restrictions on dealing with Assigned Assets) in respect of the Encumbrance in favour of the New Security Trustee to be created by Telewest UK over the Assigned Assets.

5	Clause 2.2.2 (Restrictions on dealing with Assigned Assets) and clause 10.6.2 (Restriction of the Company’s rights) in respect of (i) the transfer as set out in Part 1, B, Step Number 9 of the Steps Paper by Telewest of, inter alia, all the Telewest Loans to Telewest UK which is itself not a TCN Entity and (ii) the earlier release of some of the intercompany debt owed by TCN to Telewest as set out in Part 1, A, Step Number 1 of the Steps Paper.

6	Clause 10.6.1 (Restriction of the Company’s rights) in respect of the indemnity from Telewest UK contained in clause [9] of the Transfer Agreement (in its form as at the Transfer Effective Date).

7	Clause 13.1.10 (Ownership of Assigned Assets) in respect of (i) the transfer by Telewest of the Assigned Assets to Telewest UK as set out in Part 1, B, Step Number 9 of the Steps Paper and (ii) the Encumbrance created by Telewest UK in favour of the New Security Trustee over the Assigned Assets.

Telewest Charge over Shares of Telewest Communications Networks Limited dated 16 March 2001 (“Charge over Shares”)

8	Clause 3.1.1 (Title to Shares) in respect of the transfer by Telewest of, inter alia, all the Shares and Secured Property to Telewest UK as set out in Part 1, B, Step Number 9 of the Steps Paper.

9	Clause 3.2 (Repetition of representations and warranties) on an ongoing basis in respect of waiver of Clause 3.1.1 of the Charge over Shares.

10	Clause 4.2.3(a) (Negative undertakings) in respect of the Encumbrance to be created by Telewest UK in favour of the New Security Trustee over the Secured Property.

11	Clause 4.2.3(b) (Negative undertakings) in respect of Telewest UK being registered as holder of the Secured Property pursuant to the transfer by Telewest of the Secured Property to Telewest UK under Part 1, B, Step Number 9 of the Steps Paper.

12	Clause 4.2.3(c) (Negative undertakings) in respect of the transfer by Telewest of the Secured Property to Telewest UK which is itself not a directly, wholly owned subsidiary of Telewest under Part 1, B, Step Number 9 of the Steps Paper.

13	Clause 4.2.3(g) (Negative undertakings) in respect of the transfer by Telewest of the Secured Property to Telewest UK.

14	Clause 11.6.1 (Restriction of the Shareholder’s rights) in respect of the indemnity from Telewest UK contained in clause [9] of the Transfer Agreement (in its form as at the Transfer Effective Date).

15	Clause 11.6.2 (Restriction of the Shareholder’s rights) in respect of (i) the transfer as set out in Part 1, B, Step Number 9 of the Steps Paper by Telewest of, inter alia, all the Telewest Loans to Telewest UK which is itself not a TCN Entity and (ii) the earlier release of some of the intercompany debt owed by TCN to Telewest as set out in Part 1, A, Step Number 1 of the Steps Paper.

Original Credit Agreement

1	Clause 12.1.1 (Negative Pledge) in respect of the Encumbrances to be created by the TCN Entities in favour of the New Security Trustee under the New Restructuring Hedge Security Documents.

2	Clause 12.1.3 (Disposals) in respect of the novations of intercompany debts referred to in Part 1, A, Step Numbers 2-8 (inclusive).

Part B - Waivers and consents to the Finance Documents

on the Equitisation Effective Date

Original Credit Agreement/Charge over Shares (as defined in Schedule 4 Part A above)

1	Clause 12.1.6 (Issue of Shares) of the Original Credit Agreement/Clause 4.2.3(d) of the Charge over Shares in respect of TCN issuing new shares to Telewest UK which is not itself a TCN Entity as set out in Part 1, C, Steps Number 13 and 14 of the Steps Paper.

Telewest Assignment of Loans dated 16 March 2001

2	Clause 2.2.2 (Restrictions on dealing with the Assigned Assets) in respect of the equitisation of various Telewest Loans as set out in Part 1, C, Steps Number 13 and 14 of the Steps Paper.

3	Clause 3.1.3 (Variation, amendment etc) in respect of the equitisation of various Telewest Loans as set out in Part 1, C, Steps Number 13 and 14 of the Steps Paper.

Part C - Waivers and consents to the Finance Documents

on the Recapitalisation Supplemental Deed Effective Date

Events of default relating to events surrounding the proposed recapitalisation, readjustment, rescheduling and/or reorganisation of the share capital of Telewest and/or any Indebtedness of Telewest (the “Recapitalisation”).

Original Credit Agreement

1	Clause 14.1.2 (Breach of certain obligations) in respect of TCN’s failure to notify the Agent of any likely Default or breach of clause 13 (Financial Covenants) and in respect of TCN’s failure to meet the financial covenants at Clause 13.1.1 (Total TCN Group Senior Debt/Consolidated Annualised TCN Group Net Operating Cash Flow and at Clause 13.1.3 ( TCN GroupCash Paying Debt Interest Cover) for the Quarterly Periods ending on December 31 2002, 31 March 2003 and 30 September 2003.

2	Clause 14.1.4 (Misrepresentation) in respect of the Recapitalisation to the extent that it has resulted in a breach of the representation at Clause 10.1.7 (No Litigation) in respect of any claims relating to the Recapitalisation which have been made against Telewest by, inter alios, its creditors including without limitation the legal process specified at paragraph 6 below;

3	Clause 14.1.6 (Cross-default) in respect of the failure by Telewest to meet certain interest payments when due under its high yield bond Indebtedness and in respect of the resulting cross default of certain hedging agreements including, inter alia, (a) the agreement dated 14 October 1997 between The Royal Bank of Scotland plc and Telewest and the schedule and confirmations thereto; (b) the agreement dated 8 October 1998 between JPMorgan Chase Bank and Telewest and the schedule and confirmations thereto; (c) the agreement dated 21 August 2000 between The Bank of New York and Telewest and the schedule and confirmations thereto and certain Lease Agreements entered into by Telewest or by TCN prior to the date hereof;

4	Clause 14.1.7 (Hedging Default) in respect of the Recapitalisation which has entitled the hedge counterparties to accelerate the hedge agreements specified at (a), (b) and (c) of paragraph 3 above;

5	Clause 14.1.9 (Insolvency) in respect of the failure by Telewest to meet certain interest payments when due under its high yield bond Indebtedness and in respect of the Recapitalisation;

6	Clause 14.1.10 (Legal process) in respect of, inter alia, the winding up petition relating to Telewest made by Credit Agricole Indosuez (London branch) supported by The Royal Bank of Scotland plc and The Huff Alternative Fund, L.P;

7	Clause 14.1.11 (Compositions) in respect of the steps and negotiations leading up to the proposed Recapitalisation;

8	Clause 14.1.14 (Analogous Proceedings) in respect of any analogous breaches of Clauses 14.1.9 (Insolvency), 14.1.10 (Legal Process), 14.1.11 (Compositions), 14.1.12 (Winding-up) and 14.1.13 (Administration) in Jersey or in New York or in any other jurisdiction in relation to the failure by Telewest to meet certain interest payments when due under its high yield bond Indebtedness or relating to the Recapitalisation generally; and

9	Clause 14.1.15(b) (Change of control of TCN or any Charging Subsidiary or Charging Partnerships) in respect of the transfer by Telewest of its shareholding in TCN to Telewest UK and in respect of TCN ceasing to be a wholly owned Subsidiary of Telewest.

10	Clause 14.1.20 (Material Events) in respect of the Recapitalisation.

Deed of Subordination relating to the Original Credit Agreement

11	Clause 2.1.1 (Restricted Payments) in respect of any payments made by TCN to Telewest which were not Permitted Payments as defined in the Original Credit Agreement.

12	Clause 3.2 (Payments Contrary to this Deed) in respect of the payments specified at paragraph 11 above.

13	Clause 5.1.5 (No Litigation) in respect of the litigation specified at paragraph 2 above.

14	Clause 6.1.1 (Change to Agreed Securities) in respect of the Recapitalisation.

15	Clause 6.1.3 (TCN to be wholly-owned) in respect of the transfer by Telewest of, inter alia, all assets (including the shares of TCN) to Telewest UK and in respect of TCN ceasing to be wholly-owned by Telewest.

Telewest

EXECUTED and DELIVERED as a DEED by	)
TELEWEST COMMUNICATIONS PLC	)

The Borrower

EXECUTED and DELIVERED as a DEED by	)
TELEWEST COMMUNICATIONS	)
NETWORKS LIMITED	)
By:	)

The Charging Subsidiaries and TCN Entities

EXECUTED and DELIVERED as a DEED by	)
BIRMINGHAM CABLE CORPORATION LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
BIRMINGHAM CABLE FINANCE LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
BIRMINGHAM CABLE LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
BRAVO TV LIMITED

EXECUTED and DELIVERED as a DEED by	)
CABLE CAMDEN LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
CABLE ENFIELD LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
CABLE HACKNEY & ISLINGTON LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
CABLE HARINGEY LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
CABLE LONDON LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
CENTRAL CABLE HOLDINGS LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
FLEXTECH BROADBAND LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
FLEXTECH BROADCASTING LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
CRYSTAL PALACE RADIO LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
FILEGALE LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
FLEXTECH (1992) LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
FLEXTECH (TRAVEL CHANNEL) LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
FLEXTECH CHILDREN’S CHANNEL LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
FLEXTECH COMMUNICATIONS LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
FLEXTECH DIGITAL BROADCASTING LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
FLEXTECH FAMILY CHANNEL LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
FLEXTECH INTERACTIVE LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
FLEXTECH IVS LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
FLEXTECH MEDIA HOLDING LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
FLEXTECH RIGHTS LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
FLEXTECH SATELLITE INVESTMENTS	)
LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
FLEXTECH TELEVISION LIMITED	)

EXECUTED and DELIVERED as a DEED by	)

FLEXTECH VIDEO GAMES LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
GENERAL CABLE GROUP LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
GENERAL CABLE HOLDINGS LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
GENERAL CABLE LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
HSN DIRECT INTERNATIONAL LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
IMMINUS LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
IVS CABLE HOLDINGS LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
MAIDSTONE BROADCASTING	)
MIDDLESEX CABLE LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
SHEFFIELD CABLE COMMUNICATIONS	)
LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
SOUTHWESTERN BELL INTERNATIONAL	)
HOLDINGS LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
STARSTREAM LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
TELEWEST COMMUNICATIONS (CENTRAL	)
LANCASHIRE) LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
TELEWEST COMMUNICATIONS	)
(COTSWOLDS) LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
TELEWEST COMMUNICATIONS	)

EXECUTED and DELIVERED as a DEED by	)
(DUNDEE & PERTH) LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
TELEWEST COMMUNICATIONS	)
(LIVERPOOL) LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
TELEWEST COMMUNICATIONS	)
(LONDON SOUTH) LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
TELEWEST COMMUNICATIONS	)

EXECUTED and DELIVERED as a DEED by	)
(MIDLANDS AND NORTH WEST) LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
TELEWEST COMMUNICATIONS	)
(MIDLANDS) LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
TELEWEST COMMUNICATIONS	)
(MOTHERWELL) LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
TELEWEST COMMUNICATIONS	)
(NORTH EAST) LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
TELEWEST COMMUNICATIONS	)
(NORTH WEST) LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
TELEWEST COMMUNICATIONS	)
(SCOTLAND) LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
TELEWEST COMMUNICATIONS	)
(SOUTH EAST) LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
TELEWEST COMMUNICATIONS	)
(SOUTH THAMES ESTUARY) LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
TELEWEST COMMUNICATIONS	)
(SOUTH WEST) LIMITED	)

EXECUTED and DELIVERED as a DEED by	)

TELEWEST COMMUNICATIONS	)
(ST. HELENS & KNOWSLEY) LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
TELEWEST COMMUNICATIONS	)
(TYNESIDE) LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
TELEWEST COMMUNICATIONS	)
(WIGAN) LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
TELEWEST COMMUNICATIONS CABLE	)
LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
TELEWEST COMMUNICATIONS GROUP	)
LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
TELEWEST COMMUNICATIONS HOLDINGS	)
LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
TELEWEST COMMUNICATIONS (NOMINEES))
LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
TELEWEST LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
TELEWEST PARLIAMENTARY HOLDINGS	)
LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
THE CABLE CORPORATION LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
THESEUS NO 1 LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
THESEUS NO 2 LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
UK LIVING LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
UNITED ARTISTS INVESTMENTS LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
WINDSOR TELEVISION LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
THE YORKSHIRE CABLE GROUP LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
EUROBELL (HOLDINGS) LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
EUROBELL (SUSSEX) LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
EUROBELL (SOUTH WEST) LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
EUROBELL (WEST KENT) LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
EUROBELL (IDA) LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
EUROBELL INTERNET SERVICES LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
EUROBELL CPE LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
EUROBELL LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
EMS INVESTMENTS LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
EUROBELL (NO.2) LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
EUROBELL (NO.3) LIMITED	)

EXECUTED and DELIVERED as a DEED by	)
EUROBELL (NO.4) LIMITED	)

(A) COLORADO LIMITED PARTNERSHIPS

EXECUTED and DELIVERED as a DEED	)
for and on behalf of	)
AVON CABLE	)
LIMITED PARTNERSHIP	)
by its general partner	)
THESEUS NO.1 LIMITED	)
and by its general partner	)
THESEUS NO.2 LIMITED	)
EXECUTED and DELIVERED as a DEED	)
for and on behalf of	)
COTSWOLDS CABLE	)
LIMITED PARTNERSHIP	)
by its general partner	)
THESEUS NO.1 LIMITED	)
and by its general partner	)
THESEUS NO.2 LIMITED	)
EXECUTED and DELIVERED as a DEED	)
for and on behalf of	)
EDINBURGH CABLE	)
LIMITED PARTNERSHIP	)
by its general partner	)
THESEUS NO.1 LIMITED	)
and by its general partner	)
THESEUS NO.2 LIMITED	)
EXECUTED and DELIVERED as a DEED	)
for and on behalf of	)
ESTUARIES CABLE	)
LIMITED PARTNERSHIP	)
by its general partner	)
THESEUS NO.1 LIMITED	)
and by its general partner	)
THESEUS NO.2 LIMITED	)
EXECUTED and DELIVERED as a DEED	)
for and on behalf of	)
TYNESIDE CABLE	)
LIMITED PARTNERSHIP	)
by its general partner	)
THESEUS NO.1 LIMITED	)

and by its general partner	)
THESEUS NO.2 LIMITED	)
EXECUTED and DELIVERED as a DEED	)
for and on behalf of	)
UNITED CABLE (LONDON	)
SOUTH) LIMITED PARTNERSHIP	)
by its general partner	)
THESEUS NO.1 LIMITED	)
and by its general partner	)
THESEUS NO.2 LIMITED	)

(B) COLORADO GENERAL PARTNERSHIPS

EXECUTED and DELIVERED as a DEED	)
for and on behalf of	)
LONDON SOUTH CABLE	)
PARTNERSHIP	)
by its managing partner	)
UNITED CABLE (LONDON SOUTH))
LIMITED PARTNERSHIP	)
by its general partner	)
THESEUS NO.1 LIMITED	)
and by its general partner	)
THESEUS NO.2 LIMITED	)
EXECUTED and DELIVERED as a DEED	)
by	)
CRYSTAL PALACE RADIO LIMITED	)
EXECUTED and DELIVERED as a DEED	)
for and on behalf of	)
TCI/US WEST CABLE	)
COMMUNICATIONS GROUP	)
by its general partner	)
THESEUS NO.1 LIMITED	)
and by its general partner	)
THESEUS NO.2 LIMITED	)

(C) ENGLISH PARTNERSHIPS

The Partners of Avon Cable Joint Venture

EXECUTED and DELIVERED as a DEED	)
for and on behalf of	)
AVON CABLE	)
LIMITED PARTNERSHIP	)
by its general partner	)
THESEUS NO.1 LIMITED	)
and by its general partner	)
THESEUS NO.2 LIMITED	)
EXECUTED and DELIVERED as a DEED	)
by	)
TELEWEST COMMUNICATIONS	)
(SOUTH WEST) LIMITED	)

The Partners of Telewest Communications (London South) Joint Venture

EXECUTED and DELIVERED as a DEED	)
for and on behalf of	)
LONDON SOUTH CABLE	)
PARTNERSHIP	)
by its managing partner	)
UNITED CABLE (LONDON	)
SOUTH) LIMITED PARTNERSHIP	)
by its general partner	)
THESEUS NO.1 LIMITED	)
and by its general partner	)
THESEUS NO.2 LIMITED	)
EXECUTED and DELIVERED as a DEED	)
by	)
TELEWEST COMMUNICATIONS	)
(LONDON SOUTH) LIMITED	)

The Partners of Telewest Communications (Cotswolds) Venture

EXECUTED and DELIVERED as a DEED	)
for and on behalf of	)
COTSWOLDS CABLE	)
LIMITED PARTNERSHIP	)
by its general partner	)
THESEUS NO.1 LIMITED	)
and by its general partner	)
THESEUS NO.2 LIMITED	)
EXECUTED and DELIVERED as a DEED	)
by	)
TELEWEST COMMUNICATIONS	)
(COTSWOLDS) LIMITED	)

The Partners of Telewest Communications (Scotland) Venture

EXECUTED and DELIVERED as a DEED	)
for and on behalf of	)
EDINBURGH CABLE	)
LIMITED PARTNERSHIP	)
by its general partner	)
THESEUS NO.1 LIMITED	)
and by its general partner	)
THESEUS NO.2 LIMITED	)
EXECUTED and DELIVERED as a DEED	)
by	)
TELEWEST COMMUNICATIONS	)
(SCOTLAND) LIMITED	)

The Partners of Telewest Communications (South East) Partnership

EXECUTED and DELIVERED as a DEED	)
for and on behalf of	)
ESTUARIES CABLE	)
LIMITED PARTNERSHIP	)
by its general partner	)
THESEUS NO.1 LIMITED	)
and by its general partner	)
THESEUS NO.2 LIMITED	)
EXECUTED and DELIVERED as a DEED	)
by	)
TELEWEST COMMUNICATIONS	)
(SOUTH EAST) LIMITED	)

EXECUTED and DELIVERED as a DEED	)
by	)
TELEWEST COMMUNICATIONS	)
(SOUTH THAMES ESTUARY) LIMITED	)

The Partners of Telewest Communications (North East) Partnership

EXECUTED and DELIVERED as a DEED	)
for and on behalf of	)
TYNESIDE CABLE	)
LIMITED PARTNERSHIP	)
by its general partner	)
THESEUS NO.1 LIMITED	)
and by its general partner	)
THESEUS NO.2 LIMITED	)
EXECUTED and DELIVERED as a DEED	)
by	)
TELEWEST COMMUNICATIONS	)
(NORTH EAST) LIMITED	)
EXECUTED and DELIVERED as a DEED	)
by	)
TELEWEST COMMUNICATIONS	)
(TYNESIDE) LIMITED	)

Telewest Global

EXECUTED and DELIVERED as a DEED	)
by	)
TELEWEST GLOBAL, INC	)

Telewest UK

EXECUTED and DELIVERED as a DEED	)
by	)
TELEWEST UK LIMITED	)

The Lead Arrangers

SIGNED for and on behalf of	)
BANK OF AMERICA INTERNATIONAL	)
LIMITED	)
by:	)

SIGNED for and on behalf of	)
BARCLAYS CAPITAL (the investment banking	)
division of BARCLAYS BANK PLC))
by:	)
SIGNED for and on behalf of	)
BAYERISCHE HYPO-UND	)
VEREINSBANK AG	)
by:	)
SIGNED for and on behalf of	)
BNY MARKETS LIMITED	)
by:	)
SIGNED for and on behalf of	)
CIBC WORLD MARKETS PLC	)
by:	)
SIGNED for and on behalf of	)
CREDIT SUISSE FIRST BOSTON	)
by:	)
SIGNED for and on behalf of	)
DEUTSCHE BANK AG, LONDON	)
by:	)
SIGNED for and on behalf of	)
FORTIS BANK S.A./N.V.	)
by:	)
SIGNED for and on behalf of	)
J.P. MORGAN	)
by:	)
SIGNED for and on behalf of	)
THE ROYAL BANK OF SCOTLAND PLC	)
by:	)

SIGNED for and on behalf of	)
CITIGROUP GLOBAL MARKETS LIMITED	)
by:	)

SIGNED for and on behalf of	)
TD BANK EUROPE LIMITED	)
by:	)

SIGNED for and on behalf of	)
WEST LB, LONDON BRANCH	)
by:	)

The Lenders

SIGNED for and on behalf of	)
ABC INTERNATIONAL BANK PLC	)
by:	)

SIGNED for and on behalf of	)
AMP NOMINEES LIMITED(HENDERSONS))
by:	)

SIGNED for and on behalf of	)
BANK OF AMERICA, N.A.	)
by:	)

SIGNED for and on behalf of	)
THE BANK OF NEW YORK	)
by:	)

SIGNED for and on behalf of	)
THE GOVERNOR AND COMPANY OF	)
THE BANK OF SCOTLAND	)
by:	)

SIGNED for and on behalf of	)
BARCLAYS BANK PLC	)
by:	)

SIGNED for and on behalf of	)
BAYERISCHE HYPO-UND	)
VEREINSBANK AG	)
by:	)

SIGNED for and on behalf of	)
BAYERISCHE LANDESBANK	)
GIROZENTRALE	)
by:	)

SIGNED for and on behalf of	)
CANADIAN IMPERIAL BANK OF COMMERCE,	)
LONDON BRANCH	)
by:	)

SIGNED for and on behalf of	)
CITIBANK, N.A.	)
by:	)

SIGNED for and on behalf of	)
CIT GROUP STRUCTURED FINANCE (UK))
LIMITED	)
by:	)

SIGNED for and on behalf of	)
CREDIT LYONNAIS	)
by:	)

SIGNED for and on behalf of	)
CREDIT SUISSE FIRST BOSTON	)
by:	)

SIGNED for and on behalf of	)
DEBT STRATEGIES FUND, INC.	)
(MERRILL LYNCH))
by:	)

SIGNED for and on behalf of	)
DEUTSCHE BANK AG, LONDON	)
by:	)

SIGNED for and on behalf of	)
DRESDNER BANK AG LONDON BRANCH	)
by:	)

SIGNED for and on behalf of	)
FLEET NATIONAL BANK	)
by:	)

SIGNED for and on behalf of	)
FORTIS BANK S.A./N.V.	)
by:	)

SIGNED for and on behalf of	)
GE CAPITAL STRUCTURED FINANCE	)
GROUP LIMITED	)
by:	)

SIGNED for and on behalf of	)
GENERAL ELECTRIC CAPITAL	)
CORPORATION	)
by:	)

SIGNED for and on behalf of	)
GOLDMAN SACHS CREDIT PARTNERS L.P.	)
by:	)

SIGNED for and on behalf of	)
ING BANK N.V.	)
by:	)

SIGNED for and on behalf of	)
JPMORGAN CHASE BANK	)
(FORMERLY THE CHASE MANHATTAN	)
BANK))
by:	)

SIGNED for and on behalf of	)
LEHMAN COMMERCIAL PAPER INC	)
by:	)

SIGNED by	)
MERRILL LYNCH GLOBAL INVESTMENT	)
SERIES: INCOME STRATEGY PORTFOLIO	)
by:	)

SIGNED by	)
MERRILL LYNCH CREDIT	)

PRODUCTS LLC	)
by:	)

SIGNED by	)
THE ROYAL BANK OF SCOTLAND PLC	)
as agent for and on behalf of	)
NATIONAL WESTMINSTER BANK PLC	)
by:	)

SIGNED for and on behalf of	)
NM ROTHSCHILD	)
by:	)

SIGNED for and on behalf of	)
COÖPERATIEVE CENTRALE	)
RAIFFEISEN-BOERENLEENBANK	)
B.A. (RABOBANK INTERNATIONAL,	)
LONDON BRANCH))
by:	)

SIGNED for and on behalf of	)
THE ROYAL BANK OF SCOTLAND PLC	)
by:	)

SIGNED for and on behalf of	)
SCOTIABANK EUROPE PLC	)
by:	)

SIGNED for and on behalf of	)
SKANDINAVISKA ENSKILDA BANKEN	)
(Publ) by:	)

SIGNED for and on behalf of	)
SPCP (SILVERPOINT CAPITAL))
by:	)

SIGNED for and on behalf of	)
THE TORONTO-DOMINION BANK	)
by:	)

SIGNED for and on behalf of	)
WESTDEUTSCHE LANDESBANK	)
GIROZENTRALE	)
by:	)

The Agents

SIGNED for and on behalf of	)
CIBC WORLD MARKETS PLC	)
by:	)

SIGNED for and on behalf of	)
CANADIAN IMPERIAL BANK	)
OF COMMERCE	)
by:	)

Existing Security Trustee

SIGNED for and on behalf of	)
CIBC WORLD MARKETS PLC	)
in its capacity as security trustee for the	)
Beneficiaries	)
by:	)

New Security Trustee

SIGNED for and on behalf of	)
CIBC WORLD MARKETS PLC	)
in its capacity as security trustee for the	)
New Beneficiaries	)
by:	)